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                                                                   Exhibit 10.62
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                                 AMENDMENT NO. 2

                          Dated as of October 30, 1996
                                     to the

                           PURCHASE AND SALE AGREEMENT

                    Dated as of February 2, 1996, as amended,

                                     between

                                 CITYSCAPE CORP.

                                       and

                   GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.


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             THIS AMENDMENT NO. 2, dated as of October 30, 1996 to the PURCHASE
AND SALE AGREEMENT, dated as of February 2, 1996, as heretofore amended by Amendment No. 1 thereto dated as of August 30, 1996 (the "Purchase Agreement"), is between Cityscape Corp., as seller (the "Seller"), and Greenwich Capital Financial Products, Inc., as purchaser (the "Purchaser").

                               W I T N E S S E T H

             WHEREAS, the Seller and the Purchaser have heretofore entered into the Purchase Agreement;

             WHEREAS, the Seller and the Purchaser desire to amend the Purchase Agreement to include certain additional terms;

             WHEREAS, Section XVIII of the Purchase Agreement permits the amendment of the Purchase Agreement by written agreement of the Seller and the Purchaser;

             NOW, THEREFORE, in consideration of the mutual covenants herein and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

             SECTION 1. Defined Terms.

                     For purposes of this Amendment, unless the context clearly requires otherwise, all capitalized terms which are used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Purchase Agreement.

             SECTION 2. The Amendments.

             (i) Section VIII of the Purchase Agreement is hereby amended by inserting at the end of such Section, after the end of Section 8.03, a new Section as follows:

                     "8.04 Pass-Through Transfer After October 30, 1996.
                           (a) Unless the parties hereto otherwise agree in
                     writing, any disposition of Mortgage Assets accomplished pursuant to this Agreement on or after October 30, 1996 will be structured as a Pass-Through Transfer in a manner similar in all material respects to the structure of Cityscape Home Equity Loan Trust, Series 1996-3, as such structure relates to the residual interest therein to be held by the Seller or a subsidiary or affiliate thereof.

                           (b) The Seller agrees that in connection with any
                     such Pass-Through Transfer on or after the execution by Cityscape Corp. of a Senior Secured Credit Agreement with CIBC Wood Gundy Securities Corp, as agent ("CIBC"), (expected to be consummated on or about October 30, 1996, the "Bridge Loan"; the actual date of such execution,




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                     the "Bridge Loan Date"), and during the term of the Bridge
                     Loan, (i) the residual interest issued in connection with such Pass-Through Transfer will be issued to and held by a newly-formed special purpose corporation, which is a direct wholly-owned subsidiary of the Seller and having a charter in form and substance substantially the same in all material respects as the charter of Cityscape Funding Corporation II (an "SPC"), except as otherwise agreed in writing by the Purchaser, and (ii) the Seller will pledge to the Purchaser in the manner provided in Section 27.02(a) all of the capital stock of such SPC to secure the Designated Obligations (as defined herein) under this Agreement up to the Performance Assurance Amount (as defined herein), which capital stock will be held by a third party custodian appointed by the Seller, with the consent of the Purchaser, subject to a security interest in favor of and for the benefit of the Purchaser, pursuant to such terms and conditions as the Purchaser, the Seller and such custodian agree to in a tri-party custody agreement to be entered into upon selection of such custodian. Unless otherwise agreed in writing by the Purchaser, each such SPC formed shall hold such residual interests of only one such Pass-Through Transfer.

                           The "Performance Assurance Amount" means as of the
                     date of determination the sum of (x) the lesser of (A) 4.5% of the aggregate unpaid principal balance of all mortgage loans sold by the Purchaser or securitized pursuant to this Agreement on or after October 30, 1996 and (B) the aggregate amount of any Proceeds Shortfall hereunder related to all mortgage loans sold by Purchaser or securitized pursuant to this Agreement on or after October 30, 1996, each computed as of such date of determination and (y) such amount, not to exceed $10.0 million, as is equal to the product of 0.28 multiplied by the aggregate unpaid principal balance of all loans held by the Purchaser under this Agreement that, as of such date of determination are more than 59 days delinquent, in each case under clauses (x) and (y) above to the extent the amount calculated under any of such clauses is not paid by the Seller to the Purchaser on or prior to such date of determination. The Performance Assurance Amount shall be calculated by the Purchaser in good faith, and such calculation shall be binding on both parties hereto.

                           (c) The capital stock of any SPC pledged pursuant to
                     Section 8.04(b)(ii) shall be released from such pledge upon the substitution in pledge by


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                     the Seller to the Purchaser of all of the capital stock of a separate, SPC created in connection with a subsequent Pass-Through Transfer pursuant to this Section 8.04 and satisfying the criteria set forth in Section 8.04(b), to be held by a custodian appointed pursuant to Section 8.04(b) to hold the residual interest from such subsequent Pass-Through Transfer (a "Subsequent Residual"), provided that such Subsequent Residual has a fair market value (determined based upon the assumptions used by the Seller in valuing the Subsequent Residual for GAAP gain-on-sale purposes consistent with the Seller's past valuation methodology and practices) equal to at least the Performance Assurance Amount at the time of such proposed release. The Seller shall cooperate with the Purchaser in calculating the fair market value of each Subsequent Residual.

                           (d) The custodian holding the capital stock of any
                     SPC pursuant to this Section 8.04 shall also hold the certificates relating to the residual interest of such SPC for the benefit of SPC and shall release such residual interest to SPC or its designee (i) in connection with the creation of a yield maintenance trust created to support any interest-only instrument purchased by Purchaser or its affiliate in such Pass-Through Transfer, on terms and conditions satisfactory to the Seller and the Purchaser,
                     (ii) upon release of such capital stock pursuant to Section 8.04(c) or (iii) otherwise with the consent of the Purchaser and CIBC.

                           (e) The Seller shall pay the fees and expenses of any
                     custodian appointed pursuant to Section 8.04(b).

                           (f) Notwithstanding the pledge of capital stock by
                     Seller to Purchaser as contemplated by this Section 8.04, Purchaser reserves the right at any time consistent with the terms of this Agreement to require Seller to perform any obligation of Seller hereunder, including by way of illustration and without limitation the obligation to pay to Purchaser any Recourse Amount pursuant to Section 4.03, to pay to Purchaser any Proceeds Shortfall pursuant to
                     Section 4.05, to repurchase Eligible Assets pursuant to
                     Section 6.04 and to pay to Purchaser additional fees and expenses as provided in Section 8.01 and Section 10.07."

             (ii) Section XVII of the Purchase Agreement is hereby amended by inserting at the end of and as part of the second sentence thereof the following:


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                     "; provided, however, that this Agreement may be assigned
                     at any time, without the prior consent of the Seller, to Greenwich Capital Markets, Inc. ("GCM"), an affiliate of Purchaser."

             (iii) Section XVII of the Purchase Agreement is hereby further amended by inserting at the end of such Section the following:

                     "To the extent that any such assignment to GCM has been made, the Purchaser shall, within five (5) Business Days thereafter, give the Seller written notice thereof and shall provide to the Seller a copy of any written instrument of such assignment. The Seller hereby acknowledges that if the Purchaser does at any time so assign this Agreement to GCM, that GCM may, but shall not be required to, simultaneously therewith or subsequent thereto, enter into one or more purchase and sale agreements with Purchaser (each a "GCM Sale Agreement") with respect to any Tranche hereunder, and that in such case (i) the Purchaser, as purchaser from GCM (in such capacity, "GCFP"), shall have all rights during the term of such GCM Sale Agreement to enforce this Agreement with respect to such Tranche (and the Mortgage Assets included therein), as if specifically a party hereto, (ii) the Seller will deal directly with GCFP in connection with the sale of any Tranche hereunder and (iii) to the extent GCFP agrees to purchase any Tranche from the Seller, the Seller will look only to GCFP to satisfy any obligations under this Agreement related to such Tranche (or the Mortgage Assets included therein). The Seller and the Purchaser and GCM, to the extent it is an assignee of the Purchaser, agree to cooperate with each other to execute such documents and instruments and make such filings as shall be necessary to carry out the intent of the foregoing."

             (iv) Section XXVII of the Purchase Agreement is hereby amended by inserting at the end of and as part of the caption thereof the following: "; Security for Payment" and by inserting prior to the text of such Section the following: "27.01".

             (v) Section XXVII of the Purchase Agreement is hereby further amended by inserting at the end of such Section the following:

                     "27.02 (a) As security for the prompt and complete payment and performance when due of all of the Designated Obligations of the Seller hereunder up to the Performance Assurance Amount, the Seller simultaneously with the consummation of any Pass-





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                     Through Transfer pursuant to Section 8.04 shall grant to
                     the Purchaser a continuing first priority security interest in, and lien on, all of the Seller's right, title and interest in and to all of the ownership interests, including all capital stock, equity securities and ownership rights, which the Seller has in the SPC that holds the residual interest in connection with such Pass-Through Transfer and shall deliver the capital stock thereof in pledge to such custodian, to be held by such custodian as agent for the Purchaser, together with any other property, rights and interests of the Seller in such SPC which at any time relate to, arise out of or in connection with the ownership of such SPC by the Seller or which shall come into the possession or custody or under the control of the Seller or any of its agents, representatives, associates or correspondents, and all products and proceeds thereof (collectively, the "Ownership Interests").

                           The "Designated Obligations" means the obligations of
                     the Seller under this Agreement (i) to pay to the Seller the amount of any Proceeds Shortfall due hereunder, and
                     (ii) to repurchase from the Seller or otherwise make the Seller whole with respect to any Mortgage Asset purchased by the Seller hereunder and not disposed of by the Seller and the Purchaser, including by way of example but without limitation, (x) where such Mortgage Asset was not at the time of purchase hereunder or at any time thereafter an Eligible Asset, (y) where any representation or warranty by Seller with respect to such Mortgage Asset was not true when made, is no longer true or has been breached or (z) where the Market Value of any such Mortgage Asset as of any date of determination is determined to be less than the amount paid by the Purchaser hereunder.

                           (b) The Seller hereby agrees to enter into any and
                     all documentation reasonably required by Purchaser to evidence the pledge created hereby, including, without limitation, a separate pledge agreement; provided, however, that in the absence of a separate pledge agreement, this agreement shall serve as a pledge and security agreement in respect of the obligations referred to in this Section 27.02.

                           (c) The Seller, shall simultaneously with the
                     consummation of any Pass-Through Transfer, deliver to the custodian provided for in Section 8.04 any and all certificates evidencing the Ownership Interests, together with a stock power endorsed in blank, to be held by such custodian during the term


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                     of this Agreement, subject to prior release upon the terms set forth in Section 8.04.


                           (d) To the extent that, within five (5) Business Days
                     of written notification to the Seller by the Purchaser of any Designated Obligations being due and payable, either
                     (i) such Designated Obligations or any portion thereof have not been paid in full to Purchaser or (ii) as to any unpaid amount thereof, Seller shall not have provided to the Purchaser an unconditional firm commitment from a financial institution (which commitment and financial institution must be acceptable to Purchaser in its sole discretion) to fund such unpaid Designated Obligations in full within ten
                     (10) Business Days thereafter, or such commitment is not funded in full on or before the date designated for funding in such commitment (the "Committed Funding Date", and the period of time from the date set forth for payment pursuant to (i) above through the Committed Funding Date being referred to as the "Commitment Period"), the Purchaser shall have the right to (x) retain and apply any distributions with respect to the Ownership Interests to the Designated Obligations, (y) exercise all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in the State of New York at that time and/or (z) foreclose upon and sell or otherwise dispose of the Ownership Interests. In the event that the unpaid Designated Obligations are not paid in full on or prior to the Committed Funding Date and the Ownership Interests shall have diminished in value during the Committment Period, then the amount of any such diminution in value, up to the amount of the excess of the Performance Assurance Amount over the amount received by the Purchaser upon sale or liquidation of the Ownership Interests, shall be paid to the Purchaser by the Seller on demand and shall continue, until paid, to be an unsecured obligation of the Seller. For purposes of calculating any diminution in value of the Ownership Interests pursuant to the immediately preceding sentence, the Purchaser shall select (and the Seller shall pay the fees, expenses and costs of) an independent third party broker-dealer, reasonably acceptable to the Seller, to perform such calculation, and any such calculation by such broker-dealer shall be binding on both the Seller and the Purchaser.

                           (e) For so long as this Agreement shall be in effect
                     and so long as the capital stock of any SPC is pledged to the Purchaser, the Seller shall be required to obtain the prior written consent of the


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                     Purchaser (i) with respect to all voting rights relating
                     to the Ownership Interests related to any such SPC and
                     (ii) prior to any declaration of dividends by any such SPC or other distribution by any such SPC of its assets, other than a dividend or distribution to Seller for the sole purpose of, and which is applied to, outstanding obligations of Seller to Purchaser.

             (vi) In all other respects the Purchase Agreement remains in full force and effect.

             SECTION 3. Effect of Amendments

             Upon execution of this Amendment, the Purchase Agreement shall be, and be deemed to be, modified and amended in accordance herewith and the respective rights, limitations, obligations, duties, liabilities and immunities of the Seller and the Purchaser shall hereafter be determined, exercised and enforced subject to all respects to such modifications and amendments, and all the terms and conditions of this Amendment shall be, and be deemed to be, part of the terms and conditions of the Purchase Agreement for any and all purposes.

             SECTION 4. Governing Law.

             This Amendment shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

             SECTION 5. Severability of Provisions.

             If any one or more of the covenants, agreements, provisions or terms of this Amendment shall be for any reason whatever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment.

             SECTION 6. Binding Effect.

             The provisions of this Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

             SECTION 7. Section Headings.

             The section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.


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             SECTION 8. Counterparts.

             This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.




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             IN WITNESS WHEREOF, the Seller and the Purchaser have caused this
Amendment to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.



                                         CITYSCAPE CORP., as Seller


                                         By_____________________________
                                           Name:
                                           Title:



                                         GREENWICH CAPITAL FINANCIAL
                                                  PRODUCTS, INC., as Purchaser


                                         By_____________________________
                                           Name:
                                           Title: